UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

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TESLA, INC.

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MMMMMMMMMMMM + C 1234567890 000004 MMMMMMM ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/TSLA or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 1:00 a.m., Central Time, on September 22, 2020. Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Tesla, Inc. Annual Meeting of Stockholders to be Held on Tuesday, September 22, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! IMPORTANT NOTE: If you already voted for the meeting as previously scheduled on July 7, 2020, such prior vote will be disregarded and you will need to resubmit your vote. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2020 proxy statement and annual report to stockholders are available at: www.envisionreports.com/TSLA Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/TSLA. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before September 8, 2020 to facilitate timely delivery. 2NOT COY + 03B0PB

Stockholder Meeting Notice Tesla, Inc.’s Annual Meeting of Stockholders will be held on Tuesday, September 22, 2020 at 2:30 p.m. PDT at Tesla Fremont Factory, 45500 Fremont Boulevard, Fremont, CA 94538 Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations, if any. Proposals – The Board recommends a vote FOR all nominees in Proposal 1, FOR Proposals 2 and 3, and AGAINST Proposals 4, 5, 6 and 7. 1. A Tesla proposal to elect three Class I directors to serve for a term of three years or until their respective successors are duly elected and qualified. Nominees: 01 — Elon Musk 02 — Robyn Denholm 03 — Hiromichi Mizuno 2. A Tesla proposal to approve executive compensation on a non-binding advisory basis. 3. A Tesla proposal to ratify the appointment of PricewaterhouseCoopers LLP as Tesla’s independent registered public accounting firm for the fiscal year ending December 31, 2020. 4. A stockholder proposal regarding paid advertising. 5. A stockholder proposal regarding simple majority voting provisions in our governing documents. 6. A stockholder proposal regarding reporting on employee arbitration. 7. A stockholder proposal regarding additional reporting on human rights. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. IMPORTANT NOTE: If you already voted for the meeting as previously scheduled on July 7, 2020, such prior vote will be disregarded and you will need to resubmit your vote. Directions to Tesla, Inc.’s 2020 Annual Meeting From San Jose via I-880 North • Take I-880 North toward Oakland. • Take Fremont Blvd exit. • Keep right onto Fremont Blvd.• Tesla is on your right. From San Francisco via I-80 East • Take I-80 East toward Bay Bridge/Oakland. • Merge onto I-880 South toward Alameda/San Jose/Airport. • Take Fremont Blvd exit. • Turn left onto Fremont Blvd. • Tesla is on your right. From Palo Alto via US-101 South • Take US-101 South toward San Jose. • Merge onto CA-237 East toward Alviso/Milpitas. • Merge onto I-880 North toward Oakland. • Take Fremont Blvd exit. • Keep right onto Fremont Blvd. • Tesla is on your right. From Saratoga via CA-85 North • Take CA-85 North toward Mountain View. • Merge onto CA-237 East toward Alviso/Milpitas. • Merge onto I-880 North toward Oakland. • Take Fremont Blvd exit. • Keep right onto Fremont Blvd. • Tesla is on your right. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/TSLA. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Tesla, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by September 8, 2020.